MANAGEMENT AGREEMENT
TRANSITION AND TERMINATION
AGREEMENT

THIS MANAGEMENT AGREEMENT TRANSITION AND TERMINATION AGREEMENT is made and entered this 15th day of October, 2004 by and between BRIARWOOD LLC, doing business in Michigan as Briarwood Property Holdings LLC; TL-COLUMBUS ASSOCIATES LLC; THE FALLS SHOPPING CENTER ASSOCIATES LLC; LAKEFOREST ASSOCIATES LLC; RICHMOND ASSOCIATES LLC; TKL-EAST LLC; MEADOWOOD MALL LLC (SUCCESSOR IN INTEREST TO TAUBMAN WESTERN ASSOCIATES NO. 2 LLC); STONERIDGE PROPERTIES LLC; and TUTTLE CROSSING ASSOCIATES II LLC; all of whom are Delaware limited liability companies and all of whose address as of the date hereof is c/o The Mills Corporation, 1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209 and all of whom will be collectively referred to as OWNER, and THE TAUBMAN COMPANY LLC, a Delaware limited liability company, whose address is 200 East Long Lake Road, Bloomfield Hills, Michigan 48304 hereinafter referred to as MANAGER, and is based upon the following:

1.	Owner and Manager have agreed to terminate the individual Management Agreements dated January 1, 2000 covering Briarwood, Columbus City Center, The Falls, Hilltop, Lakeforest, Marley Station, Meadowood, Stoneridge, and The Mall at Tuttle Crossing effective as of November 1, 2004. Owner and Manager herein waive any notice requirement under Article IV “Term, Termination and Default” of the above referenced Management Agreements to effectuate the termination of the aforementioned Management Agreements. In the event that the transaction by Owner with The Mills Limited Partnership does not close on or about October 15, 2004 necessitating a delay in the November 1, 2004 termination date of the Management Agreements, Owner and Manager will mutually agree upon a new termination date and a new transition date.

2.	Owner has agreed to reimburse Manager for certain center related severance pay arrangements related to terminations occurring on or prior to November 1, 2004 which are the responsibility of Manager. Manager shall deliver to Owner reasonable back-up documentation with respect to such severance pay arrangements. Such reimbursements to Manager shall be due and payable on the later of (i) November 1, 2004 and (ii) five (5) business days after Owner has received from Manager the reasonable back-up documentation substantiating such reimbursement.

3.	Owner agrees to pay Manager the sum of $600,000 in exchange for Manager’s services after October 31, 2004 in connection with providing the transition services pursuant to this agreement. Such payment shall be made as follows: (i) 50% of such payment shall be due and payable on November 1, 2004 and (ii) 50% of such payment shall be due and payable on December 15, 2004.

4.	Manager agrees to provide transition services for the centers that will include, but not be limited to,

(a)	Final Property Accounting (TO BE COMPLETED BY NOVEMBER 15, 2004):

(i)	Complete accounting and reporting (Financial Statements and supporting schedules) for the period January 1st through October 20th (“Cash Cut Off Date”). These financial statements will have a full month of operations reflected for the properties. Manager will record fixed asset additions as well as depreciation and amortization through October 20, 2004.

(ii)	Close all cash accounts and distribute to Owner as soon as practicable. Manager will keep the lockbox accounts open for at least 2 months after the October financial statement Cash Cut Off Date. Owner will arrange to have accounts swept and to provide remittance information after the Cash Cutoff Date. Manager will cease applying cash to accounts receivable accounts and paying bills at the Cash Cut Off Date.

(iii)	Manager will accrue revenue based on the estimated recovery rates times actual expenses through the Cash Cutoff Date Manager has or will provide to Owner all billing information in the MRI system that will enable Owner to do year end adjustments including billing worksheets for prior years.

(iv)	Prepare 1099s for the period January 1st through Cash Cut Off Date.

(b)	Billings: Prepare and issue the November 2004 tenant revenue billings. Manager will send November bills. Owner will provide payee and lockbox information to put on the bills. Owner will send legal notices to tenants after the transaction closes.

(c)	Audit (TO BE COMPLETED BY DECEMBER 31, 2004):

(i)	2003 audit of revenues and expense (Rule 314).

(1)	Prepare audit workpapers and provide required documentation including a representation letter to facilitate the audit of the 2003 revenues and expenses as required by Rule 3-14 .Coordinate with CPA firms to begin October 25th and complete by November 15th.

(ii)	Unaudited January 1st to September 30th revenues and expenses (Rule 3-14).

(1)	Provide September 2004 financial statements covering the period from January 1 — September 30, 2004 to auditor.

(iii)	2004 interim audit support

(1)	Prepare workpapers and provide required documentation to facilitate audit procedures for the period January 1 through the Cash Cut Off Date.

(d)	Tax (TO BE COMPLETED BY DECEMBER 31, 2004):

(i)	Prepare tax workpapers for the period January 1st through October 15th.

(ii)	Work with CPA firm to complete technical termination tax returns for period above.

(e)	General Cooperation:

(i)	Generally cooperate with transition of property management activities to MillsServices Corp. through December 31, 2004

(ii)	Owner may direct Manager’s center employees to attend training sessions at Owner’s headquarters or elsewhere during the period after the acquisition closing until October 31, 2004.

5.	Manager agrees to deliver to Owner a list of prospective tenants with whom Manager has been involved in bona fide negotiations of lease terms for specific spaces in the shopping centers listed in paragraph 1 above within five (5) business days after the date hereof (the “Pending Lease List”). The Pending Lease List shall be substantially similar in form and substance to the list attached hereto as Exhibit A. Owner shall pay Manager a leasing commission in accordance with the provisions of Section 3.2 of the Management Agreements (the “Commission Terms”) for each prospective tenant approved by Owner on the Pending Lease List for which a lease is executed by tenant and Owner within ninety (90) days following the effective termination date of November 1, 2004 or subsequent later termination date; provided that the decision to execute such leases shall be in Owner’s sole and absolute discretion. Manager will use its best efforts to complete all leases on the Pending Lease List within such ninety (90) day period (“Outside Date”). From and after the Outside Date, Owner shall have no obligation to Manager except in connection with Commission Terms related to leases fully executed by Owner prior to the Outside Date. Manager will bill Owner for the leasing commissions due Manager pursuant to the Commission Terms. Owner will advise Manager as to the opening dates for all tenants on the prospective tenant list which have signed leases.

6.	Manager hereby confirms that Manager has no claims against Owner or its affiliates due to defaults under the Management agreement or otherwise as of the date hereof.

7.	From the date hereof until November 1, 2004, Manager shall host and otherwise maintain the Web sites located at the URLs set forth on Exhibit B. On November 1, 2004, Manager will redirect the URLs set forth on Exhibit B to NS1.AOHOSTING.NET 12.174.168.34 and NS2.AOHOSTING.NET 12.174.168.35 (or such other DNS addresses designated by Owner). On November 1, 2004, Manager shall (i) provide Owner with a list in electronic (.CSV or Excel compatible) form of all customer information collected and/or maintained by or on behalf of Manager in connection with the management of the properties owned by Owner (the “Customer Information”), (ii) cease all use of the Customer Information, (iii) delete (or have deleted) all Customer Information maintained in electronic form by or on behalf of Manager, and (iv) destroy (or have destroyed) any documents containing Customer Information in Manager’s (or its designee’s) possession.

IN WITNESS WHEREOF, Owner and Manager have executed this Management Agreement Transition and Termination Agreement as of the date first above written.

[Signatures on next page]

OWNER

BRIARWOOD LLC, a Delaware limited liability company

By: Super Regional Holdings I, LLC, a Delaware
         limited liability company, its managing member

         By: GMPTS Limited Partnership, a Delaware
                  limited partnership, its sole member

                  By: GMPTS Corporation, a
                           Delaware corporation, its general partner

                           By: /s/ Ronald M. Pastore

Its: Vice President

TL-COLUMBUS ASSOCIATES LLC, a Delaware
limited liability company

By: Super Regional Holdings I, LLC, a Delaware
         limited liability company, its managing member

         By: GMPTS Limited Partnership, a Delaware
                  limited partnership, its sole member

                  By: GMPTS Corporation, a
                           Delaware corporation, its general partner

                           By: /s/ Ronald M. Pastore

Its: Vice President

THE FALLS SHOPPING CENTER ASSOCIATES LLC, a
Delaware limited liability company

By: Super Regional Holdings I, LLC, a Delaware
         limited liability company, its managing member

         By: GMPTS Limited Partnership, a Delaware
                  limited partnership, its sole member

                  By: GMPTS Corporation, a
                           Delaware corporation, its general partner

                           By: /s/ Ronald M. Pastore

Its: Vice President

RICHMOND ASSOCIATES LLC, a Delaware limited
liability company

By: Super Regional Holdings I, LLC, a Delaware
         limited liability company, its managing member

         By: GMPTS Limited Partnership, a Delaware
                  limited partnership, its sole member

                  By: GMPTS Corporation, a
                           Delaware corporation, its general partner

                           By: /s/ Ronald M. Pastore

Its: Vice President

LAKEFOREST ASSOCIATES LLC, a Delaware limited
liability company

By: Super Regional Holdings I, LLC, a Delaware
         limited liability company, its managing member

         By: GMPTS Limited Partnership, a Delaware
                  limited partnership, its sole member

                  By: GMPTS Corporation, a
                           Delaware corporation, its general partner

                           By: /s/ Ronald M. Pastore

Its: Vice President

TKL-EAST LLC, a Delaware limited liability company

By: Super Regional Holdings I, LLC, a Delaware
         limited liability company, its managing member

         By: GMPTS Limited Partnership, a Delaware
                  limited partnership, its sole member

                  By: GMPTS Corporation, a
                           Delaware corporation, its general partner

                           By: /s/ Ronald M. Pastore

Its: Vice President

MEADOWOOD MALL LLC, a Delaware limited liability company
(successor in interest to Taubman Western Associates
No. 2 LLC, a Delaware limited liability company)

By: Super Regional Holdings I, LLC, a Delaware
         limited liability company, its managing member

         By: GMPTS Limited Partnership, a Delaware
                  limited partnership, its sole member

                  By: GMPTS Corporation, a
                           Delaware corporation, its general partner

                           By: /s/ Ronald M. Pastore

Its: Vice President

STONERIDGE PROPERTIES LLC, a Delaware limited
liability company

By: Super Regional Holdings I, LLC, a Delaware
         limited liability company, its managing member

         By: GMPTS Limited Partnership, a Delaware
                  limited partnership, its sole member

                  By: GMPTS Corporation, a
                           Delaware corporation, its general partner

                           By: /s/ Ronald M. Pastore

Its: Vice President

TUTTLE CROSSING ASSOCIATED II LLC, a Delaware
limited liability company

By: Super Regional Holdings I, LLC, a Delaware
         limited liability company, its managing member

         By: GMPTS Limited Partnership, a Delaware
                  limited partnership, its sole member

                  By: GMPTS Corporation, a
                           Delaware corporation, its general partner

                           By: /s/ Ronald M. Pastore

Its: Vice President

MANAGER

THE TAUBMAN COMPANY LLC, a Delaware limited liability company By: /s/ Dennis J. Hecht Its: Vice President and Secretary